Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce R. York, Chief Financial Officer of MDRNA, Inc. (“MDRNA”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MDRNA on Form 10-Q for the fiscal quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of MDRNA.

Date: November 13, 2008

By:	/s/ Bruce R. York
Name: Bruce R. York
Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to MDRNA and will be retained by MDRNA and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies each periodic report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by MDRNA for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.